Exhibit 99.2

INVESTOR PRESENTATION August 2020

DISCLAIMER

This presentation is contemplates a business combination (the "Transaction") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among LF Capital Acquisition Corp., a Delaware corporation ("LF Capital"), LFCA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LF Capital, Landsea Holdings Corporation, a Delaware corporation, and Landsea Homes Incorporated, a Delaware corporation and wholly-owned subsidiary of Landsea Holdings Corporation ("Landsea", together with LF Capital, "we" or "us"), dated as of August 31, 2020. This presentation discusses a the Transaction and does not purport to be all-inclusive or to give you any legal, tax or financial advice. This presentation does not constitute or involve, and should not be taken as constituting or involving, the giving of any investment advice, or the making of any representation, warranty or covenant whatsoever by LF Capital, Landsea or any other person.

This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of LF Capital, Landsea or any of their respective affiliates. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or as a recommendation with respect to the voting, purchase or sale of any security or as to any other matter.

The information presented herein is not a complete description and is not an offer to buy or sell any securities of any Company.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

Forward Looking Statements

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, conveying the expectations of management of LF Capital and/or Landsea as to the future based on plans, estimates and projections at the time LF Capital and/or Landsea makes the statements. Forward-looking statements involve inherent significant risks and uncertainties and we caution you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this presentation include, but are not limited to, statements related to the Transaction between us and the proposed terms thereof, Landsea's business, industry, strategy and ability to grow, the anticipated future business and financial performance of the combined company following the Transaction, the anticipated timing of the transactions described herein, the ability to complete the transactions on the terms and within the timeframe contemplated herein, the ability to finance the Transaction and any investor redemptions, the ability of the parties to the transaction to satisfy the closing conditions to the transaction, and the potential impact the transactions contemplated hereby will have on LF Capital and the Company Group and their respective businesses.

You can identify these statements by forward-looking words such as "may", "expect", "anticipate", "contemplate", "believe", "estimate", "plans," "intends", "targets," "will," "expects," "suggests," "anticipates," "outlook," "continues," "projects," "forecasts", "continue" or similar words. You should read statements that contain these words carefully because they: discuss future expectations; contain projections of future results of operations or financial condition; or state other "forward-looking" information.

The forward-looking statements contained in this presentation are based on our current expectations about future events and trends that it believes may affect LF Capital's, Landsea's or the combined company's financial condition, results of operations, strategy, short-term and long-term business operations and objectives and financial needs. You should not place undue reliance upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements contained herein are reasonable, no guarantee can be made as to future results, performance or achievements. There may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this presentation provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account, our ability to finance and consummate the Transaction, the benefits of the Transaction, the business prospects of Landsea, expansion plans and opportunities, the impact of the COVID-19 pandemic and its effects on us, our respective businesses, vendors, customers and communities, U.S. and world financial markets, potential regulatory actions, changes in stakeholder behaviors, and impacts on and modifications to our operations, businesses, or financial condition relating thereto. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

All forward-looking statements included herein are expressly qualified in their entirety by the cautionary statements contained or referred to in this disclaimer. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Transaction, LF Capital Acquisition Corp. intends to file with the SEC a proxy statement (the "Proxy Statement"). This presentation is not a substitute for the Proxy Statement or any other document that LF Capital Acquisition Corp. may file with the SEC in connection with the Transaction (collectively, including any amendments or supplements to any of the foregoing, the "Additional Documents"). This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation to buy any securities and does not constitute any form of commitment or recommendation on the part of us, our respective representatives and advisors, or any of their respective subsidiaries, affiliates or associated companies, or any other person or entity. STOCKHOLDERS OF LF CAPITAL ACQUISITION CORP. ARE URGED TO READ THE PROXY STATEMENT AND ANY ADDITIONAL DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT US, THE TRANSACTION AND RELATED MATTERS.

Stockholders of LF Capital Acquisition Corp. will be able to obtain free copies of the Proxy Statement and any Additional Documents containing important information about the Transaction once these documents are filed with the SEC by visiting a website maintained by the SEC at http://www.sec.gov or by contacting LF Capital Acquisition Corp. at 600 Madison Avenue, Suite 1802, New York, NY 10022, phone number (212) 319-6550.

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DISCLAIMER

Participants in the Solicitation

LF Capital Acquisition Corp., Landsea, their respective affiliates, and each of their respective directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of LF Capital Acquisition Corp. in connection with the Transaction.

Information regarding the identity of LF Capital Acquisition Corp.'s directors and executive officers and their ownership of its common stock is set forth in LF Capital Acquisition Corp.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 24, 2020, and in its prior proxy statements, including the proxy statement for its 2020 annual meeting of stockholders, filed with the SEC on October 30, 2019. Additional information regarding the interests of such participations in the Transaction will be available in the Proxy Statement and the Additional Documents. You may obtain free copies of these documents through the SEC's website or by contacting LF Capital Acquisition Corp., as described above.

Non-GAAP Financial Metrics

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). Any non-GAAP financial measures and other non-GAAP financial information used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial measures prepared in accordance with GAAP. Non-GAAP financial measures and other non-GAAP financial information is subject to significant inherent limitations.

We believe that the disclosure of these "non-GAAP" financial measures presents additional information which, when read in conjunction with our consolidated financial statements prepared in accordance with GAAP, assists in analyzing our operating performance and the Transaction. Additionally, we believe this financial information is utilized by regulators and market analysts to evaluate a company's financial condition, and therefore, such information is useful to investors. The non-GAAP financial measures should not be viewed as substitutes for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided in Appendix B to this presentation.

Market and Industry Data

Market data and industry data used throughout this presentation is based on information derived from third party sources, each of our management's knowledge of their respective industries and businesses, and good faith estimates by our management teams. While we believe that the third party sources from which market and industry data has been derived are reputable, we have not independently verified such market and industry data, and you are cautioned not to give undue weight to such market and industry data.

Use of Projections

The projections included herein are forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from those statements and should be read with caution. They are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the projections were not prepared in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by management of the LF Capital and Landsea with respect to, among other things, general economic, market, interest rate and financial conditions, the availability and cost of capital for future developments, the timing of borrowers repaying developments, competition within Landsea's markets, real estate and market conditions. The projections were not prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for prospective financial information or GAAP.

None of the assumptions underlying the projections may be realized, and they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate, and actual results may materially differ.

For these reasons, as well as the bases and assumptions on which the projections were compiled, the inclusion of the information set forth below should not be regarded as an indication that the projections will be an accurate prediction of future events, and they should not be relied on as such. We have not, nor any of our respective affiliates, advisors or other representatives has made, or makes, any representation to any stockholder regarding the information contained in the projections and, except as required by applicable securities laws, neither of us intends to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events even in the event that any or all of the assumptions are shown to be in error.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF ANY SECURITIES. THE COMPANY WILL MAKE ANY OFFER TO SELL SECURITIES ONLY PURSUANT TO A DEFINITIVE SUBSCRIPTION AGREEMENT. THE COMPANY RESERVES THE RIGHT TO WITHDRAW OR AMEND FOR ANY REASON ANY OFFERING AND TO REJECT ANY SUBSCRIPTION AGREEMENT IN WHOLE OR IN PART FOR ANY REASON.

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TODAY'S SPEAKERS



Scott Reed

CEO & President, LF Capital

Founder of BankCap Partners, a bank-focused private equity firm

Director at Silvergate Capital (public), InBankshares (public), Vista Bancshares (private), Uncommon Giving (private)

Formerly with Swiss Bank/O'Connor (derivatives trading), Bain & Co (strategy consulting), Bear Stearns (investment banking)



John Ho

Chief Executive Officer, Landsea Homes

Established Landsea Holdings Corporation in 2013, overseeing the significant growth of the business from its first land acquisition to most recent homebuilder acquisitions

Former Director/VP at Jones Lang LaSalle

Previously Director at Colliers International



Michael Forsum

President and Chief Operating Officer, Landsea Homes

30+ years of experience in the industry, key in expanding business into new markets and setting up strategy of growth by identifying potential opportunities in Texas and Florida

Former Co-Founder of Starwood Land Ventures and Arcadia DMB Capital

Previously Western Region President at Taylor Woodrow/Morrison

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LANDSEA HOMES TO MERGE WITH LF CAPITAL[1]

Transaction takes public a growth-oriented, well-capitalized homebuilder focused on High Performance Homes in desirable core markets of California and Arizona

Summary of Key Terms

Total equity value of $510 million implies an investment entry point at 0.84x pro forma TBV

Landsea Green ("Parent") to roll 100% of existing equity, with meaningful cash on balance sheet to fund future growth

LF Capital sponsor has agreed to restructure its shareholdings to support the transaction:
- Forfeit 2.26 million private warrants and 600k sponsor promote shares and place a further 500k sponsor promote shares into earnout with a $14/ share hurdle
- Transfer 2.2 million private warrants and 500k sponsor promote shares to Parent (with the same $14/share hurdle as above)

LF Capital has entered into forward purchase agreements with certain investors to purchase up to $35 million shares of common stock in the aftermarket

Concurrent with the transaction, LF Capital intends to offer public warrant holders the right to receive $1.85 per warrant in exchange for a 90% reduction in the conversion ratio for the public warrants

Transaction expected to close 4Q2020

Illustrative Pro Forma Ownership[4]



67.4%
28.3%
4.3%
Landsea Green Ownership
Public Ownership
SPAC Sponsor Ownership

PF OWNERSHIP		
Landsea Green	32.6m	$344
Public	13.7m	$144
SPAC Sponsor	2.1m	$22
Total[4]	**48.3m**	**$510**

PRO FORMA VALUATION AT CLOSE		
LFAC Estimated Trust Value at Closing		$10.56
Pro Forma Shares Outstanding		48.3m
Total Equity Value		**$509.8**
Pro Forma Net Debt		$120.8
Pro Forma Enterprise Value		**$630.5**
Valuation		
PF Tangible Book Value[2]	$608.4	0.84x
2021E Op. EBITDA	$86.9	7.3x
2022E Net Income	$74.7	6.8x

SOURCES & USES ($m)			
Cash in Trust[3]	$142	Cash to Balance Sheet	$124
Seller Rollover Equity	344	Seller Rollover Equity	344
		Transaction Expenses[5]	18
Total Sources	**$486**	**Total Uses**	**$486**

Rare opportunity to invest in a high-quality, fast-growing homebuilder at 0.84x tangible book value

Source: Company information **Notes:** 1) Assumes no redemptions, warrant dilution, or amendment to the terms of the public warrants 2) Tangible book value of $484m at 6/30/20 plus $124m net proceeds from merger 3) Estimated trust value at closing 4) Ownership does not include achievement of earnouts, exercise of warrants, or amendment to the terms of the public warrants 5) Includes expected target company transaction fees and deferred IPO fees.

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LANDSEA HOMES

WHAT WEDO Driven by a pioneering commitment to sustainability, Landsea Homes designs and builds homes and communities throughout the nation that reflect modern living –inspired spaces and features, built in vibrant, prime locations where they connect seamlessly with their surroundings and enhance the local lifestyle for living, working and playing. And the defining principle, “Live in Your Element ® ,” creates the foundation for our customers to live where they want to live, how they want to live –in a home created especially forthem. 6

At Landsea Homes, we exist to make a positive impact on the lives of our employees, customers and all stakeholders by revolutionizing the industry. It starts with the acknowledgment that incrediblecustomer experiences begin with incredible employee experiences. That commitment extends to our financial and building partners, whom we strive to provide with consistency and predictability. And it’s all manifested in homes and communities that are more than just structures and developments. Taken together, they are the single most important place inlife. WHY WEEXIST 7

LANDSEA SNAPSHOT



NY
NJ
CA
AZ

Overview

Landsea was founded in 2013 and commenced U.S. homebuilding operations in 2014

Headquartered in Newport Beach, CA

Growth-oriented homebuilder focused on entry-level and move-up price points in desirable U.S. markets with a concentration in Arizona and California

Completed acquisitions of Pinnacle West Homes in 2019 and Garrett Walker Homes in 2020

The High Performance Homes program, developed by Landsea Homes, is an industry-leading program that provides homebuyers with focus on home automation, sustainability and energy savings

Unique product differentiation strategy through new home innovation and cutting-edge technology, including a strategic partnership with a "Big Five" technology company.

Q2 – 2020 Operating Highlights

Operating Metrics

1,302 LTM Orders	35 Active Communities	932 LTM Deliveries	$660k ASP of Deliveries
856 Backlog Units	$376m Backlog Value	$440k Backlog ASP	5,394 Lots Owned & Controlled

Financial Metrics

$641m LTM Revenues	20% LTM Adj. Homebuilding GM %	$56m LTM Adjusted EBITDA	$907m Total Assets

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Source: Landsea Homes Management

9 COMPANY HIGHLIGHTS Strong financial performance and solid balance sheet provide firepower forgrowth Differentiated platform rooted in innovation, energy efficiency and sustainability that attracts today’shomebuyers Experienced leadership with entrepreneurial culture driving fundamentalexecution Focused on entry-level and move-up homes in high-growthmarkets Strategically desirable portfolio of land positions and communities, creating significantvalue Expertise in executing acquisitions and developing high-qualitycommunities

DIFFERENTIATED PLATFORM

ADDRESSING THE NEEDS OF TODAY'S HOMEBUYER

The High Performance Homes program is an industry-leading program that provides homebuyers with a three-tiered approach that includes **home automation**, **sustainability** and **energy savings**.

Designed to provide a superior living environment, the program is aimed at enhancing a home's comfort and durability, improving indoor air quality, delivering cutting-edge home automation solutions through a strategic partnership with a "Big Five" technology company, reducing energy costs and lessening the consumption of the earth's precious resources.

Home Automation
Live the Connected Life

Sustainability
To Live Lightly on the Land

Energy Savings
Modern Living Made Smarter


LANDSEA HOMES
Live the High Performance Life

HPH Digital Performance

2/10/20 – 6/30/20

66,825
Page Views

5,950
Total Page Engagement

LANDSEA HOMES

LEADING THE VIRTUAL SALES PROCESS

Landsea Homes was well positioned to quickly adapt to the current conditions caused by COVID-19 and is an industry leader in the use of innovative technology to maximize the experience for future residents.

Giving home shoppers a “you are here” experience with a variety of online tools, including videos, 360 virtual tours, photo galleries, interactive floor plans, site maps and local area maps.

Dedicated Inside Sales Counselors support all division/ community web leads, phone calls and on-site appointments seven days a week.



Explore Our Virtual Tools
PHOTOS
FLOOR PLANS
COMMUNITY MAPS
AREA MAPS
360° HOME TOURS



A Personalized Digital Experience

1/1/20 – 6/30/20

417,800
Unique Web Users

25,525
Direct Phone Calls to Inside Sales

1,350
Total On-Site Appointments

972
Net Orders

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12 HomebuildingTailwinds Single-family homes are becoming a more meaningful component of lifestyle in a post-COVIDworld Low-interest rate environment for the foreseeablefuture Generational shift with millennials moving from dense, urban locations Underlying housing demand is robust with supply lagging new household formations (a trend that is forecasted to continue) SourceandNotes:1)Redfin2)FederalReserve BankofSt.Louisasof7/23/20203)FederalReserve BankofSt.LouisasofApril 2020. STRONGFUNDAMENTALS UNDERPIN THEHOMEBUILDER MARKET 120 100 80 60 Jan-17 Jan-18 Jan-19 Jan-20 ‘82 ‘91 ‘01 ‘07 /‘08 Today 17.3% 7.1% 6.2% 3.0% 10.1% Low-Rate Environment and Generational Shift Are FacilitatingGrowth HomebuyerDemandIndex–SeasonallyAdjusted 1 30-Year MortgageRate 2 Housing Supply Returning to ’01Levels Months HousingSupply 3 ‘82 ‘91 ‘01 ‘07 /‘08 Today 9.8 8.2 3.8 9.6 4.7 July23, 2020: +33%

FAVORABLE DYNAMICS

ENTRY-LEVEL AND FIRST MOVE-UP HOMES

Millennials

The largest generation in the U.S. labor force (35%)[1]

Have become the largest cohort of homebuyers at 37% of all homebuyers[2]

From 2014 to 2018, U.S. household formations averaged ~1.3m/year as compared to ~740k from 2007 to 2013[4]

Urgency & Convenience

More homebuyers are entering the market due to COVID-related reasons, including better mortgage rates/prices, disliking home layout or needing a larger home

Most recent buyers who purchased new homes were looking to avoid renovations and looked for customization[3]

9% of Buyers Nationally Are Expediting Purchases from Their Shelter-in-Place Experiences[3]



17% Northern Cal
11% Florida
11% Southeast
11% Texas
9% National
8% Midwest
7% Northwest
6% Southern Cal
6% Northeast
5% Southwest

51% of Builders Selling to First-Time Buyers Note Increased Buyer Urgency[3]



First-Time
12%
39%
19%
20%
10%
Move-Up
5%
35%
23%
26%
10%
Luxury
2%
13%
20%
38%
27%
Active Adult
4%
14%
35%
46%
Empty Nester
11%
23%
43%
23%
Significantly increased urgency
Somewhat increased urgency
No change
Somewhat decreased urgency
Significantly decreased urgency

Source: National Association of Realtors, Pew Research, John Burns Real Estate Consulting survey, Federal Reserve of St. Louis
Notes: 1) Pew Research 2) As of 8/16/2019 3) John Burns Real Estate Consulting – Independent survey data as of May 2020 4) Federal Reserve Household Estimates as of July 2020.

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LANDSEA HOMES

14 FOCUSED ONENTRY-LEVELHOMES IN HIGH-GROWTHGEOGRAPHIES Lots Owned/Controlled 1 by ProductClass Supply of Lots 1 byState Source: Landsea Homes Management Note: 1) As of June 30, 2020 Other NewYork Move-Up 10% 523 1% 84 Entry-Level 89% 4,787 Arizona 72% 3,875 California 27% 1,469 1% 50

FOCUSED ON ENTRY-LEVEL HOMES

IN HIGH-GROWTH GEOGRAPHIES


Move-Up
33%
$233m
1%
$5m
Other
Entry-Level
66%
$459m

2020E Revenue by Product Class


California
53%
$371m
Arizona
47%
$326m

2020E Revenue by Geography

15

Source: Landsea Homes Management

16 IMPRESSIVEOPERATINGRESULTSYEARTODATE DESPITE COVIDSHUTDOWNS Landsea’s strategic shift toward lower$ASP homes has drivenstrong performance in2020 Rebound from March underpinned by Landsea’s differentiated platform and target price points Net Orders Value ($m) Netordermomentumearly in2020resultedinarecord FebruaryforLandsea June net orders demonstrate resiliency in core markets of Arizona andCalifornia $ 451m YTD ContractValue 972 YTDOrders Jun-20 $ 111 May-20 $ 57 Apr-20 $ 37 Mar-20 $ 85 Feb-20 $ 91 Jan-20 $ 69 Absorption rate 1 6.24.62.56.27.73.7 Jun-20 219 May-20 157 Apr-20 84 Mar-20 179 Feb-20 Net Orders(Units) 215 Jan-20 118 Source: Landsea Homes Management Note: 1) Calculated as net orders divided by average active communities.

OUR CORE MARKETS: CALIFORNIA

Most populous state in the U.S., benefiting from stable employment growth and supply-constrained housing markets

Third-fastest growing state in the country in terms of numeric population growth[1]

From 2012 to 2017, had median household income in the top 15 and rose 16.5% from 2014 to 2018[2]

San Francisco metro area housing market median sale price growth of 11% since 2015[3]

Los Angeles metro area housing market median sale price growth of 15% since 2015[3]

Growing opportunity to service outside metro areas as demand increases for lower priced homes


NORTHERN CALIFORNIA
Abigail Place, Danville
Stoneyridge, Walnut Creek
The Vale, Sunnyvale
Skylark, Newark
Relevae, Orinda
Catalina, Santa Clara
NORTHERN CALIFORNIA
SOUTHERN CALIFORNIA
Crestley, Chatsworth
Lido Villas, Newport Beach
The Westerly, Simi Valley
Newhouse, Ontario
ShadeTree, Ontario
IronRidge, Lake Forest
SOUTHERN CALIFORNIA
REGISTER BEST OF ORANGE COUNTY

Source: U.S. Census Bureau, Bureau of Economic Analysis **Notes:** 1) 2017 – 2018 2) In current dollars 3) LTM avg. as of May 20 vs. LTM avg. as of May 2015.

17

18 CASESTUDY:THEVALE,SUNNYVALE,CA ProjectOverview Acquired 25 acres of entitled land (former AMD semiconductor plant) Master-planned community of 450 townhomes between three distinct communities Landsea was the master developer for all threecommunities Built out two communities for total of 314 attached row-styletownhomes Sold one community consisting of 136 attached townhomes toTMHC Extremely successful sales, averaging 10 new homes sales per month 314 Homes Delivered $ 423m Home SalesRevenue 136 LotsDelivered $ 63m Lot SalesRevenue 23% Home Sales GM% 30% Adj. Home Sales GM%1 $ 67m PretaxProfit 14% Pretax Margin% Source: Landsea Homes Management Note: 1) Adjusted home sales GM % excludesinterest.

OUR CORE MARKETS: ARIZONA

High-growth market with strong underlying fundamentals

Fourth-fastest growing state in the country in terms of percent population growth[1]

Top 10 state for personal income growth[2]

From 2014 to 2018, median household income in Arizona rose 26.5%, the eighth-fastest growth rate in the U.S.[3]

25% decline in housing inventory growth since 2015, second-lowest in the U.S.[4]


PHOENIX/
SCOTTSDALE
AREA


Canterra, Goodyear


Olive Grove, Glendale


The Villages at North Copper Canyon, Surprise


Sundance, Buckeye


Verrado, Buckeye


Alamar, Avondale


Germann Country Garden Estates, Chandler


Sonora Crossing, Chandler


Harvest, Queen Creek

LANDSEA HOMES

10

Source: U.S. Census Bureau, Bureau of Economic Analysis **Notes:** 1) 2017 – 2018 2) % change Q4 19 – Q1 20 3) In current dollars 4) LTM avg. as of May 20 vs. LTM avg. as of May 2015.

20 PROVEN ACQUISITIONPLAYBOOK WITHEXPANSION INTO ARIZONA Source: Landsea HomesManagement Disciplined Approach toAcquisitions Attractive target in high-value homebuildingmarkets Management team with deep experience in the regions itenters Targeting the “rightmarkets” Utilize same discipline developed in California, following the three-step approach 1 Land acquisition in newmarkets 2 Develop relationships and sub-contractor list while pursuing accretiveacquisitions 3 Builder acquisition Retain employees, further build out relationships andscale Acquirer ofChoice Strategic focus on roll-up strategy, targeting undercapitalized players who have built up their businesses as far as they can with localcapital Owners looking to sell to the right player who will take care of theemployees Deep relationships and strong institutional knowledge acrossgeographies

21 PROVEN ACQUISITIONPLAYBOOK WITHEXPANSION INTO ARIZONA Source: Landsea Homes Management Notes: 1) Excludes an estimated 5% of sellingcosts. Entered the Arizona market with two acquisitions in the last 12months Created a top 5 homebuilder in Arizona, as of YTD April 2020, with over 1,200 deliveries in2020 Provides significant diversification outside the Californiamarket Gives Landsea land positions within best-selling master-planned communities and lots that are complementary to current portfolio (Acquired in June2019) $ 49m 2018Revenue 180 2018 HomesDelivered $ 137m 2019Revenue 510 2019 HomesDelivered 16 26% 18 24% 1 Owned/Controlled Communities 2018 Adj. Homebuilding GrossMargin Owned/Controlled Communities 2019 Adj. Homebuilding GrossMargin (Acquired in January2020)

LANDSEA GROWTHSTRATEGY

Expand community count in our current operating divisions and grow market share

- California
- Arizona

Maintain an appropriate supply of land in key markets for future buildout

Diversification across product offerings with a focus on entry-level and first move-up homebuyers in desirable new markets

- Created a solid foundation of entry-level homes with select opportunistic infill locations
- Explore geographic expansion opportunities in desirable new markets (e.g., Texas and Florida) organically or via M&A

Strengthen unique brand position through product differentiation

- The parent company is a pioneer in the use of green technology homebuilding with the global perspective providing a unique advantage
- Landsea High Performance Homes are designed to the highest standards in sustainable building technology, home automation, smart security, energy-saving efficiency and health-centric living

Gain access to growth capital while keeping conservative leverage profile

- Diversify sources of capital by becoming a publicly traded homebuilder in the U.S.

22

Source: Landsea Homes Management

LANDSEA HOMES

23 SUBSTANTIAL GEOGRAPHIC RUNWAY FOR FUTUREGROWTH Source: Builder Magazine(2019) # 19 Seattle # 14 Nashville # 8 Charlotte # 6 Orlando # 12 Miami # 15 Raleigh # 7 Washington,D.C. # 3 Atlanta # 20 Jacksonville # 18 NYC # 9 SanAntonio # 1 Dallas # 2 Houston # 10 Denver # 13 LasVegas # 16 Riverside # 17 LosAngeles Tampa # 11 # 5 Austin # 4 Phoenix Signifies markets in which Landsea is currently targeting opportunities Signifies Landsea coremarket Rank (of top 20 largest new home markets) Signifies Landsea presence in market SanFrancisco

ILLUSTRATIVE UPSIDE
FROM ACQUISITIONS

Acquisition Firepower



Target Net Debt-to-Net Book Cap
40%
23.9%
~$419m Acquisition Firepower[1]
16.1%
Pro Forma Net Debt-to-Net Book Cap

Key Financial Criteria

Homebuilders

Criteria		
	18+% Adj. Home Gross Margin	6x–8x EBITDA Multiple
	15+% 5-Year IRR	250k–500k ASP of Deliveries

Target	Geography
Target A	Texas
Target B	Florida

Land

Criteria		
	18+% IRR (Finished Lots)	20+% IRR (Entitled Lots)
	22+% IRR (Raw Land)	18+% Gross Margin

Target	Geography
Land A	Goodyear, AZ
Land B	Surprise, AZ
Land C	Anaheim, CA
Land D	Tracy, CA

24

Source: Landsea Homes Management **Note**: 1) Assumes no redemptions, no exercise of warrants and no amendment to the terms of the public warrants.

CAPITAL STRUCTURE
WITH ROBUST LIQUIDITY

Landsea has a conservative net debt-to-net book capitalization ratio and strong liquidity position with $204m of pro forma cash[1]

$324m Total Debt	$80m Cash	$124m Net Proceeds from Merger
$121m Pro Forma Net Debt	16.1% Pro Forma Net Debt/ Net Book Cap	

Conservative Capitalization Relative to Peers



Median: 31.9%
16.1%
20.4%
23.2%
30.2%
33.6%
44.9%
47.5%
Landsea Homes[1]
Meritage Homes
MDC
TRI Pointe Homes
M/I Homes
Century Communities
Taylor Morrison

Significant Financial Flexibility to Execute Our Strategy

25

Source: Landsea Homes Management, company filings as of August 26, 2020 **Note**: 1) Based on June 2020 balance sheet and pro forma for transaction assuming no redemptions, exercise of warrants, or amendment to the terms of the public warrants.

26 FINANCIAL PROJECTIONS $ 1.2b – $ 1.3b Revenue 12% –13% Operating EBITDAMargin 30% –40% Net Debt to Net BookCap 10% –12% ROE Revenue(Millions) Adj. Net Income(Millions) Net Debt to Net BookCapitalization Strong Backlog of $376m Anchors ForecastedAssumptions Deliveries(Units) ASP of Deliveries(Thousands) Medium-Term Target Owned/Controlled Land & Future LandAcquisitions Future BusinessAcquisition 290 $379 $631 $697 798 $1,183 326 932 244 597 1,462 1,735 1,725 1,979 2,657 $1,204 $953 $476 $446 $75 28 47 $44 8 36 $25 $36 $26 $445 20% 6% 6% 22% 29% 2018 20182018 20182019 2019 CAGR ‘19 –‘22: 64% CAGR ‘19 –‘22: 23% CAGR ‘19 –‘22: 27% 2019 2020E 2021E 2018 2019 2020E 2021E 2022E 2019 2020E 2021E 2022E 2020E 2021E 2022E2022E 2020E 2021E 2022E $883 85 798 857 47 Source: Landsea HomesManagement

ROBUST FINANCIAL PROFILE

AND OPERATING MOMENTUM

Revenue Growth Compared to Peers


'19A – '21E
18%
14%
13%
11%
11%
10%
6%
11%
Peer Median
Landsea
TMHC
MDC
MTH
CCS
MHO
TPH

Adjusted Net Income Growth Compared to Peers


'19A – '21E
'19A – '20E
27%
10%
25%
21%
21%
21%
14%
NM
21%
Peer Median
Landsea
MTH
MHO
CCS
MDC
TPH
TMHC

Fully Adj. Homebuilding GM Compared to Peers


2021E
21%
22%
22%
21%
20%
20%
NA
21%
Peer Median
Landsea
TPH
MTH
MHO
MDC
TMHC
CCS

Operating EBITDA Margin Compared to Peers


2021E
10%
14%
13%
12%
10%
10%
NM
12%
Peer Median
Landsea
MTH
TPH
MDC
CCS
TMHC
MHO

27

Source: Management, Broker estimates as of August 26, 2020

LANDSEA HOMES

DESIRABLE VALUATION ENTRY POINT

P/TBV


1.27x
Peer Median
0.84x[1]
1.93
1.59x
1.32x
1.21x
1.21x
1.21x
Landsea
MTH
MDC
TMHC
CCS
TPH
MHO

EV/Inventories


1.16x
Peer Median
0.86x
1.62x
1.40x
1.18x
1.13x
1.09x
1.04x
Landsea
MTH
MDC
CCS
TMHC
TPH
MHO

2021E P/E


8.4x
Peer Median
11.7x
6.8x
9.9x
9.0x
8.6x
8.2x
7.8x
7.6x
Landsea '21
Landsea '22
MTH
MHO
TPH
MDC
CCS
TMHC

2021E EV/EBITDA


7.2x
Peer Median
7.3x
10.1x
7.3x
7.2x
7.1x
6.9x
NA
Landsea
TMHC
TPH
MTH
MDC
CCS
MHO

Source: Management; Broker estimates as of August 26, 2020 **Notes**: 1) Based on PF TBV including $124m net proceeds from merger 2) EBITDA for Landsea Homes represents operating EBITDA.

28

29 COMPANYHIGHLIGHTS Strong financial performance and solid balance sheet provide firepower forgrowth Differentiated platform rooted in innovation, energy efficiency and sustainability that attracts today’shomebuyers Experienced leadership with entrepreneurial culture driving fundamentalexecution Focused on entry-level and move-up homes in high-growthmarkets Strategically desirable portfolio of land positions and communities, creating significantvalue Expertise in executing acquisitions and developing high-qualitycommunities

APPENDIX A

HIGHLY EXPERIENCED EXECUTIVE MANAGEMENT TEAM



John Ho
Chief Executive Officer

Industry Experience: 15 years

Former Director/VP at Jones Lang LaSalle

Previously Director at Colliers International



Michael Forsum
President and Chief Operating Officer

Industry Experience: 30 years

Former Co-Founder of Starwood Land Ventures and Arcadia DMB Capital

Previously Western Region President at Taylor Woodrow/Morrison



Franco Tenerelli
Chief Legal Officer

Industry Experience: 17 years

Former Western Regional Counsel at Toll Brothers

Previously an attorney at Holland & Knight LLP



Mike Cunningham
SVP Accounting and FP&A

Industry Experience: 15 years

Former VP/Corporate Controller at The New Home Company

Previously at John Laing Homes and E&Y



Michelle Byrge
Vice President Corporate Marketing

Industry Experience: 18 years

Former VP of Marketing at Oakwood Homes and Henry Walker Homes

Previously worked for Richmond American Homes



Josh Santos
Division President Northern California

Industry Experience: 14 years

Former VP of Sales at Richmond American Homes

Previously worked for Shea Homes



Tom Baine
Division President Southern California

Industry Experience: 28 years

Former VP at Taylor Morrison



Greg Balen
Division President Arizona

Industry Experience: 25+ years

Former President of California Division at Starwood Land Ventures

31

32 LandseaGroupCo.isatop100realestatecompanyin ChinaandChina’sleadinggreentechnologyresidential propertydeveloper.Holdingsincludethefollowing: 30 three-star green building residentialprojects 64% market share for building energy-efficient homes acrossChina Leader in the use of comfortable energy-efficientproducts Landsea Group Co. has been developing property internationally since2001 Fourth-largest multifamily developer inChina Operates assisted living and memory care facilities in sixcities Majority shareholder of Landsea Green Group Co. Ltd., Landsea’sparent Supplies homes and related services to thefollowing: Over 300,000 customers Over 20 cities inChina Total developed GFA over 18 million squaremiles Has a real estate investment management business with over $1 billion undermanagement Note: 1) Landsea Green Group Co. Ltd. and Landsea Group Co. assumes 0.149 CNY-USD conversion rate. PARENTOVERVIEW Revenue($m)1 Operating Profit($m)1 Real Estate Inventories($b)1 Total Assets($b)1 $1,275 $1,108 $927 $723 $268 2015 2016 2017 2018 2019 $1.2 $1.6 $1.1 $1.4 $1.2 2015 2016 2017 2018 2019 $311 $272 $175 $143 $110 2015 2016 2017 2018 2019 $2.1 $2.7 $3.0 $4.0 $3.9 2015 2016 2017 2018 2019

APPENDIX B

34 FORECAST ASSUMPTIONS Source: Landsea HomesManagement 3 Revenue No additional lot sales; however, depending on market conditions, we may find opportunities to buy a large master plan and sell lots as we’ve done in thepast 4 Cost of GoodsSold Specific to each community based on currentbudgets 5 Expenses Selling expenses are projected at each community and will vary as a percentage of revenue depending on internal commission rates, level of cobroker participation, local taxes and other marketing and advertising costs of eachcommunity G&A Expenses include expected costs to operate as a public company, including executive and boardcompensation 6 Liquidity Minimum cash balances between $50m -$60m Target debt-to-cap ratio of ~40%, but capacity to support a 50% debt-to-capratio We assumed a bond issuance to occur in 1Q2022 and the creation of an unsecured revolver to replace all existing debt 1 Overall Theme andStrategy Focus on entry-level homes, utilizing SPAC proceeds ($124m net proceeds from merger) to: Initially paydown debt until new M&A target is identified/under control Appropriately increase scale within our currentmarkets Manage to a 3-to 4-year lot supply based on LTM deliveries and expectation of no jointventures Wind down existing NYC positions (two assets) and redeploy that capital into newmarkets 2020P&Lcomessolelyfromcurrentcommunities;2021P&Lexpectedprimarily fromcommunitiesweownorcontroland$85mofrevenueand$8mofadjusted netincomefromaNewCoacquisition 2 NewMarkets Use large portion of transaction proceeds to acquire another builder in a new market Forecast assumes closing a transaction in 1Q2021 at a conservative multiple compared to Pinnacle West Homes and Garrett WalkerHomes Forecastassumesclosingonasecondbuilderin1Q2022

35 NEWYORKMETROASSETS Source: Landsea HomesManagement Note: 1) Preliminary estimates as of June 30,2020. Operating Metrics Community Location Total Units Units DeliveredLTD Backlog Unsold Units ASP$ TargetBuyer Status of Construction Type 14th and6th Avora NewYorkCity 50 Weehawken,NJ 184 0 130 0 3 50 51 $2.5 $1.2 Move-Up Move-Up Foundation Complete ConsolidatedJV UnconsolidatedJV $ inmillions Financial Metrics 1 Community LHI’s Total Debt Total Total Equity LHI PtrEquity Contribution% Assets Liability Equity 14th and6th 95% $78.4 $44.5 $46.9 $31.5 $29.9 $1.6 Avora 51% $62.4 $7.0 $12.8 $49.6 $25.3 $24.3

36 Source: Landsea Homes Management Note: 1) Historicals not pro forma foracquisitions. KEYOPERATINGMETRICS 1 Operating Metrics byQuarter New Home Orders(Units) Home Deliveries(Units) Backlog(Units) 278 270 237 147 108 64 Q220Q120 640 856 59 91 183 147 512 460 140 216 252 121 Q119 Q219 Q319 Q419 Q120 Q220 Q119 Q219 Q319 Q419 Q120 Q220 Q119 Q219 Q319 Q419

37 SUMMARYP&L Source: Landsea Homes Management Note: 1) Includes other expense (income) and JV income(loss). $ inmillions FYE12/31 2017 2018 2019 Net Orders(Units) 120 333 480 Home Deliveries(Units) 38 290 597 Backlog(Units) 101 145 121 ASP of Deliveries ($Thousands) $757 $1,199 $953 HomeSales $28.8 $347.8 $568.9 LotSales 168.6 30.8 62.1 TotalRevenue $197.3 $378.6 $631.0 Home SalesMargin 1.6 68.9 90.8 Lot SalesMargin 20.3 3.5 8.6 Total GrossMargin $21.9 $72.3 $99.5 Fully Adj. HomeGM% 19.3% 24.5% 23.6% SG&A 25.3 42.6 61.4 SG&A as a % of HomeSales 87.9% 12.2% 10.8% OperatingIncome ($3.4) $29.7 $38.1 Income/(Loss)Expense 1 3.2 11.6 (9.5) PretaxIncome ($0.1) $41.3 $28.6 Pretax Income% (0.1%) 10.9% 4.5% Tax Provision 0.2 4.6 6.2 Effective Tax Rate% NM 11.2% 21.6% NetIncome ($0.3) $36.7 $22.4 Net Income% (0.2%) 9.7% 3.5% Profit (Loss) to NoncontrolInterests 0.1 7.5 5.2 Net Income toLandsea ($0.4) $29.2 $17.2 OperatingEBITDA $5.1 $42.0 $73.9

HISTORICAL BALANCE SHEET DETAIL

Book Value ($m)



9%
$480
$533
$565
$554
$505
2017A
2018A
2019A
Q1 2020
Q2 2020
CAGR

Real Estate Inventories ($m)



5%
$539
$647
$598
$702
$730
2017A
2018A
2019A
Q1 2020
Q2 2020
CAGR

Source: Landsea Homes Management

SUPPLEMENTAL FINANCIAL DISCLOSURE

	(Unaudited) Six Months Ended June 30		Years Ended December 31					
($ in thousands)	2019	2020	2017A	2018A	2019A	2020E	2021E	2022E
Home Sales	$184,680	$231,353	$28,153	$347,828	$568,872	$696,601	$882,581	$1,183,485
Lot Sales	$37,172	$0	$168,553	$30,789	$62,116	$0	$0	$0
Total Revenue	$221,852	$231,353	$197,306	$378,617	$630,988	$696,601	$882,581	$1,183,485
% Growth	n.a.	4.3%	n.a.	92%	67%	10%	27%	34%
Total Gross Margin	$37,352	$22,910	$31,886	$72,313	$89,459	$95,857	$148,602	$209,851
Home Sales GM%	17.6%	9.9%	5.4%	19.0%	10.0%	12.0%	10.0%	17.7%
Fully Adj. Home GM%	23.8%	17.2%	19.3%	24.5%	23.6%	20.4%	21.4%	22.1%
Lot Sales GM%	13.1%	0.0%	12.1%	11.2%	12.9%	0.0%	0.0%	0.0%
SG&A	$23,221	$37,688	$25,261	$42,570	$61,406	$85,431	$104,385	$121,001
SG&A as a % of Home Sales	12.6%	16.2%	87.9%	12.2%	10.8%	12.3%	11.8%	10.2%
Operating Income	$14,130	($14,858)	($3,375)	$29,734	$30,053	$10,426	$44,218	$88,850
Net Income to Landsea	$2,385	($23,492)	($413)	$28,104	$17,200	$845	$33,285	$63,892
EBITDA	$21,574	($20,146)	$4,688	$63,380	$73,661	$42,177	$80,362	$126,672
Operating EBITDA	$23,184	$4,289	$5,146	$41,887	$73,805	$81,834	$86,849	$138,276
Adjusted Net Income to Landsea	$11,537	($3,801)	$1,845	$26,489	$36,223	$25,305	$43,546	$74,120
KPIs								
Net Orders (Units)	150	972	120	333	480	1,634	2,072	2,600
Net Orders Value	$175,280	$451,479	$140,000	$376,080	$462,400	$701,284	$817,181	$986,435
ASP of Net Orders	$ 1,169K	$ 464K	$ 1,233K	$ 1,129K	$ 963K	$ 430K	$ 394K	$ 379K
Deliveries (Units)	172	507	38	289	597	1,462	1,978	2,657
ASP of Deliveries	$ 1,074K	$ 456K	$ 757K	$ 1,204K	$ 953K	$ 476K	$ 446K	$ 445K
Average Active Communities	11	32	3	9	15	32	43	52
Net Debt	$143,679	$243,439	$115,426	$132,998	$35,931	$45,103	$188,194	$307,916
Debt-to-Cap Ratio	21%	39%	22%	38%	29%	16%	28%	34%
Net Debt-to-Cap Ratio	8%	32%	18%	17%	5%	6%	20%	27%
Fully Diluted EPS[1]			n.m.	$0.60	$0.36	$0.02	$0.69	$1.32
Fully Diluted Adj. EPS[1]			$0.04	$0.55	$0.75	$0.52	$0.90	$1.55
Absorption Rate	2.3	5.0	3.4	3.7	2.7	3.9	4.0	4.2
Adjusted ROE[2]			0.4%	5.8%	6.4%	4.8%	7.8%	12.0%

Source: Landsea Homes Management. **Notes:** 1) Assumes ~48m shares at merger (assuming no redemptions, earnout, warrant dilution or amendment to the terms of the public warrants), adj. EPS calculated using adj. NI. 2) Adj. ROE calculated using adj. NI.

33

40 ADJUSTED HOMEBUILDING GROSSMARGIN $ inmillions FYE12/31 2017 2018 2019 HomeSales $28.8 $347.8 $568.9 Home SalesCOGS (27.2) (279.0) (478.1) Home Sales GrossMargin $1.6 $68.9 $90.8 Margin% 5% 20% 16% Add: Intercompany Interest inCOGS 2.7 9.2 15.6 Add: Interest inCOGS 1.3 7.1 24.7 Add: Purch. Acctg. inCOGS - - 2.9 Fully Adj. Home Sales GrossMargin $5.5 $85.1 $134.1 Margin% 19% 24% 24% RECONCILIATIONS OFADJUSTEDMETRICS Source: Landsea HomesManagement

41 Source: Landsea HomesManagement Notes: 1) Imputed interest related to a land banking transaction that was treated as a product financingarrangement. OPERATING EBITDA $inmillions FYE12/31 2017 2018 2019 NetIncome $(0.3) $36.7 $22.4 Add: TaxProvision 0.2 4.6 6.2 PretaxIncome (0.1) 41.3 28.6 Add: Third-Party Interest inCOGS 2.0 7.2 24.7 Add: Interco. Interest inCOGS 2.7 9.2 15.6 Add: Interco. Int. Amort. toJVinc. - 4.1 1.9 Depreciation 0.2 1.6 3.0 EBITDA $4.7 $63.4 $73.9 Margin% 2% 17% 12% Add: Purch. Acctg. InCOGS - - 2.9 Add: (Profit)/Loss fromJVs 0.5 (17.1) 6.0 Add: TransactionCosts - - 1.2 Add: Impairment inCOGS - - - Less: Debt ForgivenessIncome - - - Less: Vale Imputed Int. inCOGS 1 - (4.3) (10.0) OperatingEBITDA $5.1 $42.0 $73.9 Margin% 3% 11% 12% RECONCILIATIONS OFADJUSTEDMETRICS CONT’D

42 Source: Landsea Homes Management Notes: 1) Intercompany interest pushed down by our parent 2) Purchase accounting adjustments from business combinations and acquiredinventory. ADJUSTED NETINCOME $inmillions FYE12/31 2018 2019 2020E 2021E 2022E Net Income (Loss)toLandsea $29.2 $17.2 $0.8 $33.3 $63.9 Add:Interco. Interest inCOGS 1 9.2 15.6 10.4 7.5 3.2 Add:Purch. Acctg. inCOGS 2 0.0 2.9 9.0 8.2 11.6 Add:(Profit)/Loss fromJV's (13.0) 7.9 14.2 (1.6) 0.0 TotalAdjustments (3.9) 26.4 33.5 14.1 14.8 Normalized Effective TaxRate 28% 28% 27% 27% 27% Tax-EffectedAdjustments (2.8) 19.0 24.5 10.3 10.8 Illustrative Adj. Net Income toLandsea $26.4 $36.2 $25.3 $43.5 $74.7 RECONCILIATIONS OFADJUSTEDMETRICS CONT’D